EXHIBIT 99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Prime Rate Trust

Date of Form N-CSR:	February 28, 2014

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.             such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Prime Rate Trust and will be retained by Voya Prime Rate Trust and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this  7th day of May, 2014.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief
Executive Officer

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Prime Rate Trust

Date of Form N-CSR:	February 28, 2014

The undersigned, the principal financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.             such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Prime Rate Trust and will be retained by Voya Prime Rate Trust and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 7th day of May, 2014.

/s/ Todd Modic
Todd Modic
Senior Vice President and
Chief Financial Officer